================================================================================

                     U.S. Securities and Exchange Commission
                             Washington, D. C. 20549

                    ----------------------------------------

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 1999

                           LAIDLAW GLOBAL CORPORATION
             (Exact Name of Registrant as specified in its charter)

           Delaware                 33-37203-D                84-1148210
(State or other jurisdiction     (Commission File            (IRS Employer
     of Incorporation)                Number)             Identification Number)

       100 Park Avenue, New York, NY                             10017
 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code, (212) 376-8800

                                 FI-TEK V, INC.
                         5330 East 17th Avenue Parkway
                             Denver, Colorado 80220
         (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

     a. Financial Statements: Historical financial statements for Westminster Securities Corporation ("Westminster") for the years ended January 31, 1999 and 1998 are located at pages 3 through 19 of this report.

     b. Pro Forma Financial Information: Pro forma consolidated financial statements of operations of Westminster for the year ended December 31, 1998 and for the period ended June 30, 1999 and pro forma balance sheet at June 30, 1999 contained in the report on Form 8-K dated June 8, 1999 and any amendments thereto, filed by Laidlaw Global Corporation, the parent company of Westminster, are incorporated herein by reference.

     c.   Exhibits: Financial Data Schedules (Exhibits 27.1 and 27.2).

                       WESTMINSTER SECURITIES CORPORATION

                              FINANCIAL STATEMENTS

                  For the Years Ended January 31, 1999 and 1998

                       WESTMINSTER SECURITIES CORPORATION

                                                                        CONTENTS
--------------------------------------------------------------------------------

                                                                        Page
                                                                        ----

INDEPENDENT AUDITORS' REPORT                                                5

FINANCIAL STATEMENTS

  Statements of Financial Condition                                        6-7
  Statements of Income                                                      8
  Statements of Changes in Stockholders' Equity                             9
  Statements of Changes in Liabilities Subordinated to Claims
   of General Creditors                                                     10
  Statements of Cash Flows                                                11-12

NOTES TO FINANCIAL STATEMENTS                                             13-19

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders
Westminster Securities Corporation
New York, NY

We have audited the accompanying statements of financial condition of Westminster Securities Corporation as of January 31, 1999 and 1998 and the related statements of income, changes in stockholders' equity, changes in liabilities subordinated to claims of general creditors and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westminster Securities
Corporation as of January 31, 1999 and 1998 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                                        /s/ Marcum & Kliegman LLP


March 3, 1999
New York, New York

                                              WESTMINSTER SECURITIES CORPORATION

                                               STATEMENTS OF FINANCIAL CONDITION

                                                       January 31, 1999 and 1998
--------------------------------------------------------------------------------

                                     ASSETS

                                                                1999         1998
                                                            -----------------------
Cash                                                        $   78,321   $   24,063
Marketable securities owned, at market value                   568,076      809,942
Due from clearing broker                                     2,144,499    2,387,185
Floor brokerage receivable                                      32,789       37,743
Prepaid expenses                                                 8,250        6,511
Property and equipment, net                                     28,820       34,434
Security deposits and other assets                              21,981       21,981
Secured demand notes receivable from subordinated lenders
  collateralized by cash and marketable securities             675,000      775,000
                                                            ----------   ----------

       TOTAL ASSETS                                         $3,557,736   $4,096,859
                                                            ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                                              WESTMINSTER SECURITIES CORPORATION

                                               STATEMENTS OF FINANCIAL CONDITION

                                                       January 31, 1999 and 1998
--------------------------------------------------------------------------------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                           1999         1998
                                                        -----------------------
LIABILITIES
  Marketable securities sold, but not yet purchased,
   at market value                                      $  384,614   $1,576,607
  Accounts payable and accrued expenses                    122,615      291,814
  Due to floor brokers                                      76,422       51,658
  Corporate income taxes payable                           335,963      254,200
                                                        ----------   ----------

       TOTAL LIABILITIES                                   919,614    2,174,279
                                                        ----------   ----------

COMMITMENTS AND CONTINGENCIES

LIABILITIES SUBORDINATED TO CLAIMS OF
 GENERAL CREDITORS                                         675,000      775,000
                                                        ----------   ----------

STOCKHOLDERS' EQUITY
  Common stock, class "A" voting $1.00 par value;
   1,000 shares authorized; 361 shares issued and              361          361
   outstanding
  Common stock, class "B" non-voting $2.00 par value;
   1,000 shares authorized - none issued                        --           --
  Additional paid in capital                               424,054      424,054
  Retained earnings                                      1,538,707      723,165
                                                        ----------   ----------
       TOTAL STOCKHOLDERS' EQUITY                        1,963,122    1,147,580
                                                        ----------   ----------
       TOTAL LIABILITIES AND STOCKHOLDERS'
        EQUITY                                          $3,557,736   $4,096,859
                                                        ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                                              WESTMINSTER SECURITIES CORPORATION

                                                            STATEMENTS OF INCOME

                                   For the Years Ended January 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                            1999         1998
                                                         ----------   ----------
REVENUES
  Realized gains on marketable securities                $   89,684   $  121,399
  Commission income                                       3,847,670    4,069,685
  Underwriting fees                                         152,031      242,736
  Dividend and interest income                            1,684,349      461,251
                                                         ----------   ----------
       TOTAL REVENUES                                     5,773,734    4,895,071
                                                         ----------   ----------
EXPENSES
  Floor brokerage and clearance                             664,837      610,059
  Officers' compensation and benefits                     1,261,737    1,149,861
  Employees compensation and benefits                       991,978      942,968
  Interest expense                                           50,835       42,090
  Subscriptions and research                                146,403      305,564
  Office expense                                            281,280      247,155
  Tickers, quotation services and telephone                 229,957      205,953
  Insurance                                                  73,403       59,455
  Payroll taxes                                              80,248       84,830
  Dues and assessments                                      128,832      147,833
  Professional fees                                         178,558       88,451
  Rent expense                                               67,217       67,855
  Meals and entertainment                                    24,536       34,474
  Auto lease                                                 17,640       18,251
  Depreciation                                                5,614        5,427
  Other expenses                                             36,417       62,266
                                                         ----------   ----------
       TOTAL EXPENSES                                     4,239,492    4,072,492
                                                         ----------   ----------
       INCOME BEFORE TAXES                                1,534,242      822,579

INCOME TAXES                                                718,700      381,141
                                                         ----------   ----------
       NET INCOME                                        $  815,542   $  441,438
                                                         ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                                              WESTMINSTER SECURITIES CORPORATION

                                    STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                                   For the Years Ended January 31, 1999 and 1998
--------------------------------------------------------------------------------

                          Class A   Class B  Additional
                          Common    Common    Paid in     Retained
                           Stock     Stock    Capital     Earnings      Total
                         -------------------------------------------------------

STOCKHOLDERS' EQUITY -
 February 1, 1997        $      361   $--   $  424,054   $  281,727   $  706,142

NET INCOME                       --    --           --      441,438      441,438
                         ----------   ---   ----------   ----------   ----------

STOCKHOLDERS' EQUITY -
 January 31, 1998               361    --      424,054      723,165    1,147,580

NET INCOME                       --    --           --      815,542      815,542
                         ----------   ---   ----------   ----------   ----------

STOCKHOLDERS' EQUITY -
 January 31, 1999        $      361   $--   $  424,054   $1,538,707   $1,963,122
                         ==========   ===   ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                                              WESTMINSTER SECURITIES CORPORATION

                               STATEMENTS OF CHANGES IN LIABILITIES SUBORDINATED
                                                  TO CLAIMS OF GENERAL CREDITORS

                                   For the Years Ended January 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                         1999             1998
                                                      --------------------------
SUBORDINATED LIABILITIES - Beginning                  $ 775,000        $ 775,000

Decreases:
  Payment of subordinated notes                        (100,000)              --
                                                      ---------        ---------

SUBORDINATED LIABILITIES - Ending                     $ 675,000        $ 775,000
                                                      =========        =========

   The accompanying notes are an integral part of these financial statements.

                                              WESTMINSTER SECURITIES CORPORATION

                                                        STATEMENTS OF CASH FLOWS

                                   For the Years Ended January 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                    1999           1998
                                                                --------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                     $   815,542    $   441,438
                                                                -----------    -----------
  Adjustments to reconcile net income to cash provided
   by operating activities:
    Depreciation and amortization                                     5,614          5,427
    Decrease (increase) in marketable securities owned,
     at market value                                                241,866       (228,565)
    Decrease (increase) in due from clearing broker                 242,686     (1,349,008)
    Decrease (increase) in floor brokerage receivables                4,954         (5,699)
    Increase in prepaid expenses                                     (1,739)          (929)
    Increase in security deposits and other assets                       --         (3,940)
    (Decrease) increase in marketable securities sold,
      but not yet purchased, at market value                     (1,191,993)       934,758
    (Decrease) increase in accounts payable and accrued
      expense                                                      (169,199)        61,112
    Increase in due to floor broker                                  24,764         17,153
    Increase in corporate income taxes payable                       81,763        141,200
                                                                -----------    -----------

       TOTAL ADJUSTMENTS                                           (761,284)      (428,491)
                                                                -----------    -----------
       NET CASH PROVIDED BY OPERATING
        ACTIVITIES                                                   54,258         12,947

CASH FLOWS USED IN INVESTING ACTIVITIES
  Purchases of property and equipment                                    --        (28,074)
                                                                -----------    -----------

CASH  FLOWS  FROM  FINANCING  ACTIVITIES
  Proceeds from secured demand notes receivable from
   subordinated lenders collateralized by cash and marketable
   securities                                                       100,000             --
  Repayment of liabilities subordinated to claims of general
   creditors                                                       (100,000)            --
                                                                -----------    -----------
       NET CHANGES IN FINANCING ACTIVITIES                      $        --    $        --
                                                                -----------    -----------

   The accompanying notes are an integral part of these financial statements.

                                              WESTMINSTER SECURITIES CORPORATION

                                   For the Years Ended January 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                             1999        1998
                                                          ---------------------

       NET INCREASE IN CASH                               $  54,258   $ (15,127)

CASH - Beginning                                             24,063      39,190
                                                          ---------   ---------

CASH - Ending                                             $  78,321   $  24,063
                                                          =========   =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION

   Cash paid during the years for:

       Interest                                           $  65,159   $  53,967
       Income taxes                                       $ 636,937   $ 239,941

   The accompanying notes are an integral part of these financial statements.

                                              WESTMINSTER SECURITIES CORPORATION

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - Summary of Significant Accounting Principles

     Nature of Business

     Westminster Securities Corporation (the "Company") is engaged in the business of a "broker" and "dealer" as those terms are defined in the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

     The Company has engaged a clearing broker, on a fully disclosed basis, to perform all trade, settlement and related activities under a clearing agreement. The Company pays the broker for clearing services in accordance with terms as specified under the clearing agreement.

     Marketable Securities

     Securities owned and securities sold, but not yet purchased, are valued at market value. The resulting difference between cost and market value is included as unrealized gain or loss.

     Property and Equipment

     Property and equipment is stated at cost. Maintenance and repairs are charged to expense as incurred; cost of major additions and betterments are capitalized. When property and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is reflected in income.

     Depreciation

     Depreciation is provided for using straight-line methods over the estimated useful lives of the related assets.

     Income Taxes

     The Company's method of accounting for income taxes is the liability method required by the Financial Accounting Standard Board's ("FASB") SFAS No. 109 "Accounting for Income Taxes". Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due and deferred taxes, if any.

     Revenue Recognition

     Transactions in securities, listed options and related commissions revenue and expense are recorded on a trade date basis.

     Use of Estimates in the Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                                              WESTMINSTER SECURITIES CORPORATION

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - Summary of Significant Accounting Principles, continued

     Fair Value of Financial Instruments

     The financial instruments of the Company are reported in the statement of financial condition at market or fair values, or at carrying amounts that approximate fair values because of the short maturity of the instruments.

     Accounting Developments

     In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities",
     effective for transactions occurring after December 31, 1996, which has been deferred to December 31, 1997 by publishing of SFAS No. 127. SFAS No. 125 establishes standards for distinguishing transfers of financial assets that are accounted for as sales from transfers that are accounted for as secured borrowings. This Statement requires that the collateral obtained in certain types of secured lending transactions be recorded on the balance sheet with a corresponding liability reflecting the obligation to return such collateral to its owner. The Company adopted this standard in fiscal 1999 and the implementation of this standard did not have any material impact on its financial statements.

     In February 1997, the FASB issued SFAS No. 128, "Earnings Per Share" ("EPS"), effective for periods ending after December 15, 1997, with restatement required for all prior periods. SFAS No. 128 establishes new standards for computing and presenting EPS. This Statement replaces primary and fully diluted EPS with "basic EPS", which excludes dilution, and "diluted EPS", which includes the effect of all potentially dilutive common shares and other dilutive securities. Because the Company has not historically reported EPS, the adoption of this Statement has no impact on the Company's historical financial statements.

     In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income", effective for fiscal years beginning after December 15, 1997, with reclassification of earlier periods required for comparative purposes. SFAS No. 130 establishes standards for the reporting and presentation of comprehensive income and its components in the financial statements. The Company adopted this standard in fiscal 1999. This Statement is limited to issues of reporting and presentation and, therefore, will not affect the Company's results of operations or financial condition.

     In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", effective for fiscal years beginning after December 15, 1997, with reclassification of earlier periods required for comparative purposes. SFAS No. 131 establishes the criteria for determining an operating segment and establishes the disclosure requirements for reporting information about operating segments. Because the Company has not historically reported segment information, the adoption of this standard has no impact on the Company's historical financial statements. In addition, the Company has determined that under SFAS No. 131, it operates in one segment of service and its customers and operations are within the United States.

                                              WESTMINSTER SECURITIES CORPORATION

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - Summary of Significant Accounting Principles, continued

     Accounting Developments, continued

     In February 1998, the FASB issued SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits", effective for fiscal years beginning after December 15, 1997, with restatement of disclosures for earlier periods required for comparative purposes. SFAS No. 132 revises certain employers' disclosures about pension and other post-retirement benefit plans. The Company adopted this standard in fiscal 1999 and the implementation of this standard did not have any impact on its financial statements.

     In March 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("ASEC of AICPA") issued
     Statement of Position ("SOP") No. 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", effective for fiscal years beginning after December 15, 1998. SOP No. 98-1 requires that certain costs of computer software developed or obtained for internal use be capitalized and amortized over the useful life of the related software. The Company does not expect that the adoption of this standard will have a material impact on its financial statements.

     In April 1998, the ASEC of AICPA issued SOP No. 98-5, "Reporting on the Costs of Start-up Activities", and effective for fiscal years beginning after December 15, 1998. SOP 98-1 requires the costs of start-up activities and organization costs to be expensed as incurred. The Company does not expect that the adoption of this standard will have a material impact on its financial statements.

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", effective for fiscal years beginning after June 15, 1999, which has been deferred to June 30, 2000 by publishing of SFAS No. 137. SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. This Statement requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial condition and measure those instruments at fair value. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting designation. The Company does not expect that the adoption of this standard will have a material impact on its financial statements.

NOTE 2 - Securities Owned and Sold, but Not Yet Purchased

     Marketable securities owned and sold, but not yet purchased consist of trading and investment securities at market values, as illustrated below:

                                   January 31,1999            January 31, 1998
                               -------------------------------------------------
                                             Sold, but                 Sold, but
                                              Not Yet                   Not Yet
                                  Owned      Purchased      Owned      Purchased
                               ----------   ----------   ----------   ----------
    Corporate stocks           $  547,112   $  384,614   $  809,942   $1,555,071
    Options and warrants           20,964           --           --       21,536
                               ----------   ----------   ----------   ----------

                               $  568,076   $  384,614   $  809,942   $1,576,607
                               ==========   ==========   ==========   ==========

NOTE 3 - Property and Equipment

     Property and equipment are comprised of the following at January 31, 1999 and 1998:

                                                                      Estimated
                                          1999         1998         Useful Lives
                               -------------------------------------------------
Computer and office equipment           $69,974      $69,974           5 years
Less: accumulated depreciation           41,154       35,540
                                        -------      -------

     Property and Equipment, net        $28,820      $34,434
                                        =======      =======

     Depreciation expense for the years ended January 31, 1999 and 1998 was $5,614 and $5,427, respectively.

NOTE 4 - Liabilities Subordinated to Claims of General Creditors

     Subordinated liabilities evidenced by secured demand note collateral agreements approved by the New York Stock Exchange, Inc. mature on the following dates. These notes bear interest at 3% and have an automatic rollover provision, which extends their maturities annually.

                                                January 31      January 31
Maturity Dates                                     1999           1998
--------------                              ---------------------------------
February 2, 1998                                 $     --       $100,000
February 2, 2000                                  315,000        315,000
December 31, 2000                                 360,000        360,000
                                                 --------       --------

                                                 $675,000       $775,000
                                                 ========       ========

     Any subordinated debt can be repaid only if, after giving effect to such payment, the Company meets the Securities and Exchange Commission's capital regulations governing the withdrawal of subordinated debt.

NOTE 5 - Income Taxes

     The provision for income taxes for the years ended January 31, 1999 and 1998 consists of the following:

                                                              1999       1998
                                                            -------------------
Current
   Federal                                                  $430,700   $229,695
   State and Local                                           288,000    151,446
                                                            --------   --------
                                                            $718,700   $381,141
                                                            ========   ========

     The following is a reconciliation of income tax computed at the Federal statutory rate to the provision for taxes:

                                                              1999        1998
                                                            -------------------
Income tax provision at 34%                                 $521,642    $279,677
State and local income taxes net of federal benefit          186,805     100,155
Expenses not deductible for income tax purposes               10,253       1,309
                                                            --------    --------
                                                            $718,700    $381,141
                                                            ========    ========

NOTE 6 - Commitments and Contingencies

     Litigation

     The Company is involved in litigations through the normal course of business. The Company believes that the resolution of these matters will not have a material adverse effect on the financial position of the Company.

     Lease Commitment

     The Company occupies office space under a lease agreement expiring July 31, 1999. Also, the Company leases vehicles under various operating leases expiring in October 2001. Future minimum annual rentals for office space and equipment are as follows:

                    For the Year Ending
                         January 31,                   Amount
                     ------------------------------------------
                             2000                     $35,954
                             2001                      17,648
                             2002                      13,236
                                                      -------
                            Total                     $66,838
                                                      =======

     In addition, the Company is obligated to pay its proportionate share of utilities, operating costs and real estate taxes of the leased building. Rent expense for the years ended January 31, 1999 and 1998 was $67,217 and $67,855, respectively.

NOTE 7 - Net Capital Requirement

     The Company is subject to the Securities and Exchange Commission (SEC) Uniform Net Capital Rule (Rule 15c-3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. At January 31, 1999, the Company's net capital amounted to $2,448,993, which was $2,348,993 in excess of its required net capital of $100,000. The Company's net capital ratio was 0.22 to 1.

NOTE 8 - Off-Balance Sheet Risks

     Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of due from clearing broker. As indicated in Note 1, the Company engages a clearing broker, on a fully disclosed basis, to perform all trade, settlement and related activities under a clearing agreement. The Company is therefore dependent on the clearing broker in order to conduct its day-to-day operations.

     In the normal course of business, the Company enters into various debt and equity transactions as principal or agent. The execution, settlement, and financing of those transactions can result in off-balance sheet risk or concentration of credit risk.

     The Company is exposed to off-balance sheet risk of loss on unsettled transactions between trade date and settlement date in the event counter parties are unable to fulfill contractual obligations.

     In addition, the Company has sold securities that it does not currently own and will therefore be obligated to purchase such securities at a future date. The Company has recorded these obligations in the financial statements at January 31, 1999, at market values of the related securities and will incur a loss if the market value of the securities increases subsequent to January 31, 1999. Such loss, is any, is not reflected in the accompanying statement of financial condition.

     The Company's policy is to continuously monitor its exposure to market and counter party risk through the use of a variety of financial position, and credit exposure reporting and control procedures. In addition, the Company has a policy of reviewing the credit standing of each broker/dealer, clearing organization and/or other counter parties with which it conducts business.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LAIDLAW GLOBAL CORPORATION

October 13, 1999                            By:   /s/ Larry D. Horner
                                                  ---------------------------
                                                      Larry D. Horner,
                                                      Chief Executive Officer


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